Rosetta Resources Inc.
Second Quarter 2011
Earnings Review
August 9, 2011
High Asset Quality - Executing on Business Plan - Future Growth Catalysts - Financial Strength
Exhibit 99.1

– Overview Randy Limbacher
– Financial Review Michael Rosinski
– Operations Update Jim Craddock
– Asset Development Update John Clayton
Earnings Call Agenda

– Doubled proved reserves - 175% growth in two years
– Set two production records for total liquids and natural gas equivalents
– Began horizontal drilling program in Southern Alberta Basin
– Increased capital program to accelerate growth activities
– Continue to increase transportation and processing
 capabilities from the Eagle Ford and diversify access to
 service providers
– Exceptional quarter performance reflects continued
 successful execution of growth strategy
Overview - Randy Limbacher

– Quarterly financial performance exceeds expectations
– Strong second quarter and first-half production growth
 driven by Eagle Ford
– Providing expense guidance to reflect improving cost
 structure from growth in lower-cost production
– Continue to pursue active hedging program with added
 crude oil hedges for 2012 and 2013
– Current capability to move net 142 MMcfe/d from Eagle
 Ford increasing to 331 MMcfe/d over next 20 months
Financial Review - Michael Rosinski

S/Mcfe	Six Months Ended June 30, 2011 (Actual)	July - December, 2011 (Guidance Range)			
Direct LOE	$ 0.59	**$ 0.36**	**-**	**$ 0.40**
Workovers	0.02	**0.02**	**-**	**0.03**
Insurance	0.02	**0.02**	**-**	**0.02**
Ad valorem tax	0.19	**0.10**	**-**	**0.12**
Production taxes	0.16	**0.18**	**-**	**0.22**
Treating, Transportation and Marketing	0.29	**0.60**	**-**	**0.66**
G&A, excluding stock-based compensation	0.74	**0.56**	**-**	**0.62**
Interest expense	0.40	**0.29**	**-**	**0.32**
DD&A	2.36	**1.73**	**-**	**1.91**

Expense Guidance - 2011 Second Half

350
300
250
200
150
100
50
0
105
70
35
142
TODAY
123
10
8
70
35
166
Nov 11
160
15
40
70
35
216
Jan 12
195
50
40
70
35
263
Jul 12
245
100
40
70
35
331
Apr 13
Daily Production Rates
Net Equivalent Gas (MMcfe/d) 1
Gross Wellhead Gas (MMcf/d):
La Grange / Jackson
Copano / Houston Central
Dos Hermanas / King Ranch
Regency

¹ Rosetta’s net equivalent gas production (MMcfe/d) equals 1.35 times gross wet wellhead gas (MMcf/d).
Eagle Ford: Firm Transportation Capacity

– Doubled proved reserves to 970 Bcfe; 53% liquids
– Spent $117.1 MM in capex, drilled 13 gross and 12 net
 wells
– Achieved all-time quarterly average production record of
 161 MMcfe/d, up 20 percent from 2Q 2010
– Produced average 129 MMcfe/d from Eagle Ford in 2Q
– Increased Gates Ranch gross EUR from 7.2 Bcfe per well to
 10.0 Bcfe per well
– Spud first horizontal well in Southern Alberta Basin during
 2Q; drilling underway on second and third horizontal wells
– Revised 2011 production guidance: 160 - 170 MMcfe/d
 2012 preliminary estimate: 220 - 240 MMcfe/d
Operations Update - Jim Craddock

Production
(MMcfe/d)
Eagleford
Other Core
Non-Core
160
140
120
100
80
60
40
20
0
79
38
7
74
32
29
65
30
49
51
28
68
40
26
89
9
23
129
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11

Significant Production Transformation

Gates Ranch Daily Production

Daily Equivalent Gas Production (MCFE)
10000
1000
100
0
100
200
300
400
500
600
Days

7.3 BCFE Composite Type Curve (PUD bookings)
10 BCFE Composite Type Curve
Gates Ranch: Well performance continues to outperform our models

– Infill Drilling at Gates Ranch
 – 2 pilot programs
 – 425 - 450 foot well spacing (50-acre effective spacing)
 – 10 TCFE targeted for incremental recovery
– Non-Gates Ranch Testing
 – 23,500 net acres in liquids-rich windows
 – 4 unique acreage blocks to be tested before year-end
 – 100% working interests / operated by Rosetta
– Southern Alberta Basin Exploration
 – 11 delineation wells drilled across position
 – All wells have produced hydrocarbons
 – Vertical “Bakken-only” single-stage completions averaged 22 Bopd for 7-day IP
 – Increasing horizontal program from 3 to 7 wells before year-end
 – 3 of the 7 horizontal wells to be tested by early 4th quarter
Asset Development Update - John Clayton

30 miles
45 miles
ALBERTA, CANADA
MONTANA, USA
RIVERBEND
BIG ROCK
ROCK
CHALK BUTTE (WAVE)
LOVE ROCK
BUFFALO LAKE
COYOTE SPRINGS
ANTELOPE BUTTE
LITTLE ROCK COULEE
FORT PIEGAN
GUNSIGHT
HAGAN FLAT

Delineation Wells (11)
Current 7-well HZ Program
Southern Alberta Basin: Well Location Map

Alberta Bakken Type Curve
Oil
1000
100
10
1
BBLS/DAY
0
50
100
150
200
250
MONTH

Southern Alberta Basin: Representative Base Case Economic Model
Well Performance Parameters
▪ 250 IP boepd (gross)
▪ 185,000 boe EUR (gross)
▪ 160-acre spacing
▪ $4 million well costs
Per Well Economics (BFIT)
Pricing ($/bbl WTI)	$85	$95
ROR (%)	21.3	35.1
NPV 10% ($M)	931	1,926
F/D ($/BOE)	27.46	27.46

This presentation includes forward-looking statements, which give the Company's current expectations or forecasts of future events based on currently available information. Forward-looking statements are statements that are not historical facts, such as expectations regarding drilling plans, including the acceleration thereof, production rates and guidance, resource potential, incremental transportation capacity, exit rate guidance, net present value, development plans, progress on infrastructure projects, exposures to weak natural gas prices, changes in the Company's liquidity, changes in acreage positions, expected expenses, expected capital expenditures, and projected debt balances. The assumptions of management and the future performance of the Company are subject to a wide range of business risks and uncertainties and there is no assurance that these statements and projections will be met. Factors that could affect the
Company's business include, but are not limited to: the risks associated with drilling of oil and natural gas wells; the Company's ability to find, acquire, market, develop, and produce new reserves; the risk of drilling dry holes; oil and natural gas price volatility; derivative transactions (including the costs associated therewith and the abilities of counterparties to perform thereunder); uncertainties in the estimation of proved, probable, and possible reserves and in the projection of future rates of production and reserve growth; inaccuracies in the Company's assumptions regarding items of income and expense and the level of capital expenditures;
uncertainties in the timing of exploitation expenditures; operating hazards attendant to the oil and natural gas business; drilling and completion losses that are generally not recoverable from third parties or insurance;
potential mechanical failure or underperformance of significant wells; availability and limitations of capacity in midstream marketing facilities, including processing plant and pipeline construction difficulties and operational upsets; climatic conditions; availability and cost of material, supplies, equipment and services; the risks associated with operating in a limited number of geographic areas; actions or inactions of third-party operators of the Company's properties; the Company's ability to retain skilled personnel; diversion of management's attention from existing operations while pursuing acquisitions or dispositions; availability of capital; the strength and financial resources of the Company's competitors; regulatory developments; environmental risks;
uncertainties in the capital markets; general economic and business conditions (including the effects of the worldwide economic recession); industry trends; and other factors detailed in the Company's most recent
Form 10-K, Form 10Q and other filings with the Securities and Exchange Commission. If one or more of these risks or uncertainties materialize (or the consequences of such a development changes), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. The
Company undertakes no obligation to publicly update or revise any forward-looking statements except as required by law.
Forward-Looking Statements and Terminology Used

For filings reporting year-end 2010 reserves, the SEC permits the optional disclosure of probable and possible reserves.  The Company has elected not to report probable and possible reserves in its filings with the
SEC.  We use the term “net risked resources” to describe the Company’s internal estimates of volumes of natural gas and oil that are not classified as proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques.  Estimates of unproved resources are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized by the Company.  Estimates of unproved resources may change significantly as development provides additional data, and actual quantities that are ultimately recovered may differ substantially from prior estimates. We use the term “BFIT NPV10” to describe the Company’s estimate of before income tax net present value discounted at 10 percent resulting from project economic evaluation. The net present value of a project is calculated by summing future cash flows generated by a project, both inflows and outflows, and discounting those cash flows to arrive at a present value.  Inflows primarily include revenues generated from estimated production and commodity prices at the time of the analysis.  Outflows include drilling and completion capital and operating expenses.  Net present value is used to analyze the profitability of a project.  Estimates of net present value may change significantly as additional data becomes available, and with adjustments in prior estimates of actual quantities of production and recoverable reserves, commodity prices, capital expenditures, and/or operating expenses.
Forward-Looking Statements and Terminology Used